UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 16, 2003

            Owens & Minor, Inc.

(Exact name of registrant as specified in its chapter)

Virginia (State or other jurisdiction of incorporation)	1-9810 (Commission File Number)	54-1701843 (IRS Employer Identification No.)

4800 Cox Road, Glen Allen, Virginia (Address of principal executive offices)	23060 (Zip Code)

Registrant’s telephone number, including area code (804) 747-9794

Item 9.    Regulation FD Disclosure

This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by Owens & Minor, Inc. (the “Company”) pursuant to Item 12 of Form 8-K, in accordance with SEC Release Nos. 33-8216; 34-47583, insofar as they disclose historical information regarding the Company’s results of operations or financial condition for the quarter ended March 31, 2003.

On April 16, 2003, the Company issued a press release regarding its earnings for the first quarter ended March 31, 2003. A copy of this release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 7.    Financial Statements and Exhibits

(c)	Exhibits.

99.1 Press Release dated April 16, 2003 issued by Owens & Minor, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS & MINOR, INC.

By: /s/ Drew St.J. Carneal
Date: April 16, 2003	Name: Drew St.J. Carneal
Title: Senior Vice President & Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated April 16, 2003 issued by Owens & Minor, Inc.